INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to ss.240.14a-12

                                 IMAGING3, INC.
                -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON JANUARY 20, 2011

DEAR STOCKHOLDER:

         Notice is hereby given that the 2011 Annual Meeting of Stockholders ("Annual Meeting") of Imaging3, Inc. ("Imaging3" or the "Company") will be held at 10:00 a.m. Pacific Time, on Thursday, January 20, 2011 at 3200 W. Valhalla Drive, Burbank, California 91505.

         At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

         1. An amendment to the Company's Articles of Incorporation in order to increase the number of authorized shares of common stock from 500,000,000, par value $0.001 per share, to 750,000,000, par value $0.001 per share, and to authorize 1,000,000 shares of preferred stock, par value $0.001 per share.

         2. An amendment to the Company's Bylaws to increase the size of the Company's Board of Directors from two (2) to a range of five (5) to nine (9), with the exact number of directors to be seven (7).

         3. Provided the amendment to the Company's Bylaws is adopted, the election of three members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. If the amendment to the Company's Bylaws is not adopted, then the election of two members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

         4. Ratification of the appointment M&K CPAS, PLLC as Imaging3, Inc.'s ("Imaging3") independent registered public accounting firm for the fiscal year ending December 31, 2010.

         5. The transaction of such other business and act upon any other matter which may properly come before the annual meeting or any adjournment or postponement of the meeting.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on December 10, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at this 2011 Annual Meeting and at any adjournment or postponement thereof.

         A copy of the Company's Form 10-K for the fiscal year ended December 31, 2009 is included with this Proxy Statement. A copy of the Annual Report and Proxy Statement can also be found on the Internet at www.imaging3.com.

                                 Sincerely,

                                 /s/ Dean Janes
                                 Dean Janes
                                 Chairman and Chief Executive Officer


                                    IMPORTANT

PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING.

                                 IMAGING3, INC.

                             3200 W. VALHALLA DRIVE

                            BURBANK, CALIFORNIA 91505


--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 20, 2011

--------------------------------------------------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors (the "Board") of Imaging3, Inc., a California corporation ("Imaging3" or the "Company"), for use at its 2011 Annual Meeting of Stockholders (the "Annual Meeting") to be held 10:00 a.m. Pacific Time, on Thursday, January 20, 2011 at 3200 W. Valhalla Drive, Burbank, California 91505 and at any adjournment or postponement thereof.

         This Proxy Statement and the accompanying form of Proxy were first mailed to all stockholders entitled to vote at the Annual Meeting on or about December 10, 2010.

         The Company's principal executive offices are located at 3200 W. Valhalla Drive, Burbank, California 91505. Its telephone number is (818) 260-0930.

RECORD DATE AND VOTING

         Stockholders of record at the close of business on December 10, 2010 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 380,377,668 shares of the Company's Common Stock (the "Common Stock") outstanding and entitled to vote. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the Record Date.

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," or "ABSTAIN" on a matter are treated as being present at the meeting for purposes of establishing a quorum. Broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are also counted for purposes of determining the presence of a quorum for the transaction of business. Shares voted "FOR" or "AGAINST" a particular matter presented to stockholders for approval at the Annual Meeting will be treated as shares entitled to vote ("Votes Cast") with respect to such matter. Abstentions also will be counted toward the tabulation of Votes Cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as an amendment to, or adoption of, a stock purchase plan).

         All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Stockholders may cumulate votes in the election of directors. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If a Proxy is returned to the Company and no choice is specified, the shares will be voted "FOR" each of the Company's nominees for director and "FOR" the approval of each of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement.

         Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting the Corporate Secretary, in writing at 3200 W. Valhalla Drive, Burbank, California 91505 or by telephone at (818) 260-0930. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by January 10, 2011.

REVOCABILITY OF PROXIES

         Any stockholder giving a Proxy pursuant to this solicitation, and any beneficial owner of the stock who has voting power over it for which a Proxy has been submitted, may revoke it at any time prior to the meeting. Revocation is accomplished by filing with the Secretary of the Company at its principal executive offices at 3200 W. Valhalla Drive, Burbank, California 91505, a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION

         The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. The Company will not compensate such individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's fiscal 2012 annual meeting of stockholders is the close of business on September 30, 2011. Proposals of stockholders intended to be presented at the Company's fiscal 2012 annual meeting of stockholders without inclusion of such proposals in the Company's proxy statement and form of proxy relating to the meeting must be received by the Company no later than the close of business on September 30, 2011 and no earlier than the close of business on August 31, 2011.

                                    * * * * *

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 1
               AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE
                        AMOUNT OF AUTHORIZED COMMON STOCK

         As described in the accompanying NOTICE, the Company proposes to amend its Articles of Incorporation in order to increase the number of authorized shares of the Company's common stock from 500,000,000 to 750,000,000, par value $0.001 per share (the "Common Stock Articles Amendment"). As of November 1, 2010, before the increase in authorized shares and not including a total of 13,761,471 shares reserved for potential issuance upon the exercise of outstanding Series A Warrants (4,587,157), Series B Warrants (4,587,157) and Series C Warrants (4,587,157) recently issued by the Company in a private placement to two investment funds (collectively, the "Warrant Shares"), 119,622,332 shares of the Company's common stock are not reserved for any specific use and are available for future issuance. (The Company registered 133% of the Warrant Shares on a Form S-3 Registration Statement in accordance with the applicable registration rights agreement to cover a possible increase in the number of Warrant Shares due to their anti-dilution provisions.) As of November 1, 2010 and after the increase in authorized shares, 369,622,332 shares of the Company's common stock are not reserved for any specific use and are available for future issuance (355,860,861 if the Warrant Shares are deducted), except that the Company may set aside shares (currently estimated to be 16,000,000) to be authorized for a customary stock option plan for the Company's directors, officers, employees and key consultants in the future. The Company's Board of Directors has not yet adopted such a plan and is not certain when the plan will be adopted. If and when such a plan is adopted, the Company will then submit it to the shareholders for a vote to ratify it.

         The Board of Directors of the Company voted unanimously to implement the Common Stock Articles Amendment because the Board of Directors believes that an increase to the number of authorized shares of the Company's common stock will allow the Company to raise part of the capital necessary for the Company to grow its business in the future.

         The Company is not expected to experience a material tax consequence as a result of the Common Stock Articles Amendment. Increasing the number of authorized shares of the Company's common stock may, however, subject the Company's existing shareholders to future dilution of their ownership and voting power in the Company.

POTENTIAL ANTI-TAKEOVER EFFECT

         The additional shares of common stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this Proposal No. 1 could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

REQUIRED VOTE

         Approval of the Common Stock Articles Amendment requires the affirmative "FOR" vote of a majority of the Votes Cast on the proposal. Unless marked to the contrary, proxies received will be voted "FOR" approval of the Common Stock Articles Amendment.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE COMMON STOCK ARTICLES AMENDMENT.

                                    * * * * *

                                 PROPOSAL NO. 2

       AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED STOCK


         As described in the accompanying NOTICE, the Company proposes to amend its Articles of Incorporation in order to authorize 1,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock Articles Amendment").

         The Board of Directors of the Company voted unanimously to implement the Preferred Stock Articles Amendment because the Board of Directors believes that the authorization of shares of preferred stock will allow the Company to raise part of the capital necessary for the Company to grow its business in the future. At this time, however, the Company does not plan to create a series of preferred stock. When the Company determines to create a series of preferred stock, the terms of the preferred stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Company's Board of Directors.

         The Company is not expected to experience a material tax consequence as a result of the Preferred Stock Articles Amendment. Authorizing preferred stock may, however, subject the Company's existing shareholders to future dilution of their ownership and voting power in the Company.

POTENTIAL ANTI-TAKEOVER EFFECT

         The shares of preferred stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of preferred stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to authorize preferred stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this Proposal No. 2 could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

REQUIRED VOTE

         Approval of the Preferred Stock Articles Amendment requires the affirmative "FOR" vote of a majority of the Votes Cast on the proposal. Unless marked to the contrary, proxies received will be voted "FOR" the Preferred Stock Articles Amendment.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PREFERRED STOCK ARTICLES AMENDMENT.

                                    * * * * *

                                 PROPOSAL NO. 3

                               AMENDMENT TO BYLAWS


         As described in the accompanying NOTICE, the Company proposes to amend its Bylaws (the "Bylaws Amendment") in order to increase the size of the Company's Board of Directors from two (2) to a range of five (5) to nine (9), with the exact number of directors to be seven (7) (the "Bylaws Amendment").

         The Board of Directors of the Company approves of implementing the Bylaws Amendment because the Board of Directors believes that increasing the size of the Company's Board of Directors is necessary to allow the Company to add additional advisors to the Board of Directors, including advisors who are independent as defined in Rule 4200 of Financial Industry Regulatory Authority's listing standards. In particular, the Board is motivated to recruit, appoint, and in the future nominate candidates for director who are qualified to serve on the Audit Committee. Furthermore, California law requires that the Company have at least three directors.

         The Company last elected directors on October 1, 2004, prior to the Company becoming a reporting company.

         The Company's Bylaws permit the Company's Board of Directors to fill the vacancies on the Board created by the proposed Bylaws Amendment. Although the Company's Board of Directors does not intend to fill the vacancies, circumstances may change, such as the opportunity to fill a vacancy with a strong independent director, and there is no assurance that the Board of Directors will not fill one or more vacancies prior to the Company's next shareholder meeting.

         The Company is not expected to experience a tax consequence as a result of the Bylaws Amendment.

REQUIRED VOTE

         Approval of the Bylaws Amendment requires the affirmative "FOR" vote of a majority of the Votes Cast on the proposal. Unless marked to the contrary, proxies received will be voted "FOR" the Bylaws Amendment.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE BYLAWS AMENDMENT.

                                    * * * * *

                                PROPOSAL NUMBER 4

                              ELECTION OF DIRECTORS


         The Board recommended and nominated Dean Janes, Xavier Aguilera, and Christopher Sohn as nominees for election at the annual meeting. At the Annual Meeting, three directors will be elected to the Board of Directors. Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for the nominees named below, who are all presently directors of Imaging3. Your proxies cannot be voted for a greater number of persons than the number of nominees named in the proxy statement. In the event that any nominee becomes unavailable, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director's earlier death, resignation or removal.

         After the Annual Meeting, the Company's Board of Directors will still have four vacancies. The existing directors have not at this time identified any candidates to fill those vacancies, but will have the right to fill them until the next Annual Meeting of Stockholders. Accordingly, the vacancies may be filled by resolution of the Company's Board of Directors, or may be filled by election at the next Annual Meeting of Stockholders in 2012.

         If Proposal Number 3 is not adopted by the shareholders, then only two directors will be elected at the Annual Meeting of the Shareholders until the Bylaws can be amended in a different procedure to comply with California law. In that case, the two directors with the highest number of votes will be elected to the Board. California law requires that the Company have a minimum of three directors, so if Proposal Number 3 is not adopted, the Company may petition a California court for an order amending the Bylaws to provide for at least three directors.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

The following information provided with respect to the principal occupation, affiliations and business experience during the last five years for each of the nominees has been furnished to us by such nominees. We identify and describe the key experience, qualifications and skills our directors bring to the Board that are important in light of the Company's business and structure. The directors' experiences, qualifications and skills that the Board considered in their nomination are included in their individual biographies.

         o Leadership experience. We believe that directors with experience in significant leadership positions such as chief executive officer and chief financial officer provide the Company with special insights. These people generally possess leadership qualities and the ability to identify and develop those qualities in other people. They demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth. Through their service as leaders in other organizations, they also have access to important sources of market intelligence, analysis and relationships that may benefit the Company.

         o Finance experience. We believe that an understanding of finance and financial reporting processes is important for our directors. The Company measures its operating and strategic performance by reference to financial targets. We seek to have directors who are financially knowledgeable.

         o Industry experience. We seek to have directors with experience as executives, directors or in other leadership positions in the industry in which we participate.

         o Government experience. We seek directors with governmental experience because of our interactions with a variety of governing agencies, both as customers and regulatory bodies. The Company recognizes the importance of working constructively with governments and values directors with this experience.

         o Technology and education experience; As a technology based company, we seek directors with backgrounds in technology and education because our success depends in part on developing and accessing new ideas.

         The name and certain information regarding each nominee are set forth below as of November 1, 2010. There are no family relationships among directors or executive officers of Imaging3.

NAME                   AGE   CURRENT POSITION WITH IMAGING3
---------------------- ----- ---------------------------------------------------
Dean Janes             44    Chairman and  Chief Executive Officer

Xavier Aguilera (1)    61    Executive Vice President, Chief Financial Officer,
                             Corporate Secretary and Director

Christopher Sohn       49    President and Chief Operating Officer
----------------------
(1) Member of Audit Committee.

         DEAN JANES has been the Chairman and Chief Executive Officer of the Company since its inception in October 1993. Mr. Janes founded Imaging Services, Inc. in October 1993 which changed its name to Imaging3, Inc. in 2002. Mr. Janes was the President and Chief Executive Officer of Imaging Services, Inc. from 1993 to 2001, where his responsibilities included business development and overseeing operations, sales and marketing, operations and finance. In 2001 Mr. Janes brought Mr. Christopher Sohn on as President and Chief Operating Officer with Mr. Janes taking the position of Chairman and Chief Executive Officer. His duties remain the same with the exception of directly overseeing operations and finance. Prior to founding the Company, Mr. Janes worked for COHR, Center for Health Resources, from 1992 to 1993 as a Senior Field Service Engineer. His job responsibilities included technical support for junior engineers and business development of service contracts and revenues for all makes of medical imaging equipment. From 1991 to 1992, Mr. Janes worked for Toshiba American Medical Corporation, where his job title was National Technical Support Engineer. His primary responsibilities were to assist Service Engineers throughout the United States with problems and design errors with Cath Labs and Angio Suites. He served as a conduit between Japan and the Service Engineers in the United States. From 1990 to 1991, Mr. Janes worked for OEC Medical Systems, Inc. as a Senior Field Service Engineer, where his responsibilities were to maintain, repair and install c-arms and urology systems in the Southern California area. From 1988 to 1990 Mr. Janes worked for Kaiser Medical Physics as an in-house X-ray Service Engineer for Kaiser Harbor City Hospital. His responsibilities were to maintain and repair medical imaging equipment within the hospital and three outlying clinics. Mr. Janes also served in the United States Army Reserves as a Biomedical engineer, where his service was from 1983 to 1991, with a tour in the first Gulf War from December 1990 to April 1991. He majored in Bio-Medical Electronic Engineering at the University of Colorado Technical Institute (1984-1988). Mr. Janes is the principal inventor of Imaging3 real-time 3D medical diagnostic imaging technology. Mr. Janes is a member of MENSA.

         Mr. Jane's qualifications:

         o Leadership experience - Chairman of the Board, founder and Chief Executive Officer of the Company since its inception in October 1993.

         o Finance experience - As founder and Chief Executive Officer, Mr. Janes has supervised the financial management of the Company since its inception.

         o Industry experience - Mr. Janes is the founder of the Company who has developed and implemented the Company's business plan since inception, and is manging the Company's submissions to the Food and Drug Administration. He has senior management experience with OEC Medical Systems, Inc., Kaiser Medical Physics, the Center for Health Resources and other firms in the industry.

         o Government experience - Mr. Janes served in the United States Army Reserves as a Biomedical engineer.

         o Technology and education experience - Mr. Janes is an inventor of the Company's proprietary real time 3D medical diagnostic imaging technology, is a member of MENSA, and majored in Bio-Medical Engineering at the University of Colorado Technical Institute.

         XAVIER AGUILERA has been the Executive Vice President, Chief Financial Officer and Corporate Secretary of the Company since June 1999. Mr. Aguilera's responsibilities include managing the Company's finances, accounting, taxes, credit facilities and interfacing and developing new relationships with banks and other financial institutions. Prior to working for the Company, Mr. Aguilera was self-employed as a consultant for Xavier Aguilera & Associates from 1997 to 1999. His responsibilities were to manage and open primary healthcare facilities throughout Southern California. He provided property management, estate planning, credit facility and Import/Export consulting for several businesses in Southern California. From 1995 to 1997, Mr. Aguilera was the Chief
Administrative Officer for East Los Angeles Doctors Hospital, where his responsibilities were to manage administrative personnel within the hospital, manage public relations, business development and JCAHO compliance. From 1992 to 1995, Mr. Aguilera was the Chief Executive Officer for El Centro Human Services Corporation, where his responsibilities were to develop and implement a community based mental health facility consisting of eight satellite centers. He managed a $9.4 million budget and a full time staff of 240 employees. From 1990 to 1992, Mr. Aguilera was a Deputy Director/Administrator for Northeast Community Clinic, where his responsibilities were to implement and administer the clinics health programs and oversee operations. From 1988 to 1990, Mr.
Aguilera was self employed as a consultant for finance, management and international finance. He provided these services to banks as well as businesses throughout Southern California. From 1987 to 1988, Mr. Aguilera was Vice President of International Banking Marketing for California Commerce Bank, where his responsibilities were to manage and administer a $14 million portfolio, develop new business in the Southern California with Hispanic Businesses and develop business relationships with Northern Mexico businesses and banks. From 1981 to 1987, Mr. Aguilera was an Assistant General Manager/Deputy Director for Banco Nacional de Mexico (BANAMEX). He was responsible for $60 million in new deposits as well as new business development and management of commercial and personal lending departments. He holds a bachelor degree in business from California State University at Northridge (1983) and a Certificate of Medical Management from the University of California at Los Angeles (1995).

         Mr. Aguilera's qualifications:

         o Leadership experience - Mr. Aguilera served as our Executive Vice President, Chief Financial Officer and Corporate Secretary since June 1999 and Chairman of the Audit Committee since 2003.

         o Finance experience - Mr. Aguilera is currently the Chief Financial Officer of the Company and had extensive experience in financial management with other companies prior to joining the Company in June 1999.

         o Industry experience - Mr. Aguilera has over 25 years of financial and management experience in the medical and banking industries.

         o Technology and education experience - Mr. Aguilera has a Bachelors Degree in Business from California State University at Northridge and a Certificate of Medical Management from the University of California at Los Angeles.

         CHRISTOPHER SOHN has been the President and Chief Operating Officer of the Company since June 2001. As a Chief Operating Officer for Imaging3, Mr. Sohn's responsibilities include developing international sales, marketing and resourcing network, organizing and strategizing with manufacturing companies and researching new sources of products from developing countries for import into the United States, overseeing of business operations and human resources. Prior to working for the Company, Mr. Sohn was President and Chief Executive Officer of DMI, Inc. from 1994 to 2000. As Chief Executive Officer for an international trading company of diagnostic medical imaging system, Mr. Sohn's main responsibility was to develop business relationships and dealer networks in Central and South American markets, connecting this with the needs of Asian medical equipment manufactures as well as manufactures in the United States and North America. Mr. Sohn has also organized and participated in more than a dozen medical exhibitions during this period including the Hospitalar (Brazil 1995-2000), and RSNA during the same period. From 2000 to 2001, Mr. Sohn was Chief Executive Officer of ISOL America, Inc., where his responsibilities included starting up an overseas headquarters for the parent company ISOL Korea in the United States as well as setting up a distribution and dealer network in the United States, Central and South America for ISOL's products, which included MRI, Magnetic Resonance Imaging and Bone Desitometry Systems. Mr. Sohn also assisted in the Company's efforts to achieve FDA and UL approval of its products as well as researching manufacturing partners for the assembly and manufacture of ISOL products within the United States. Mr. Sohn majored in biochemistry and computer science at the University of California at Los Angeles (1978-1982).

         Mr. Sohn's qualifications:

         o Leadership experience - President and Chief Operating Officer of the Company since June 2001, and previously President and Chief Executive Officer of DMI, Inc., an international trading company for diagnostic medical imaging systems.

         o Industry experience - Mr. Sohn has organized and participated in more than a dozen medical exhibitions and serves and has served in senior management positions with the Company and other firms in the medical imaging systems industry.

         o        Technology  and  education  experience  - Mr. Sohn  majored in
                  biochemistry   and  computer  science  at  the  University  of
                  California at Los Angeles.

         No officer or director is required to make any specific amount or percentage of his business time available to us. Each of our officers intends to devote such amount of his or her time to our affairs as is required or deemed appropriate by us.

REQUIRED VOTE

         If the Bylaws Amendment is adopted, the three nominees receiving the highest number of affirmative "FOR" votes shall be elected as directors. If the Bylaws Amendment is not adopted, the two nominees receiving the highest number of affirmative "FOR" votes shall be elected as directors. Stockholders may cumulate votes in the election of directors. Unless marked to the contrary, proxies received will be voted "FOR" these nominees.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE FOREGOING NOMINEES.

PREVIOUS ELECTION OF DIRECTORS

         At the time of the election of directors on October 1, 2004, the Company was still subject to the reporting and proxy solicitation rules of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), because the Company did not file its Form 15 voluntarily withdrawing from those requirements until July 9, 2004. Under Rule 12g-4 of the Exchange Act, the Company was required to comply with the Exchange Act rules and regulations for a transition period of 90 days after the filing of Form 15, which means that the Company was required to comply until October 8, 2004. Consequently, by electing directors without Exchange Act compliance before October 8, 2004, the Company inadvertently committed a technical violation of the Exchange Act at that time. The Company has not been notified of any planned enforcement action by the Securities and Exchange Commission nor shareholder lawsuit. While management does not believe that the Company will incur damage or be subject to legal proceedings because of the inadvertent violation, there is no assurance that an adverse action relating to that election of directors may not be brought against the Company in the future.


                                    * * * * *

                                PROPOSAL NUMBER 5

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee of the Board of Directors has appointed M&K CPAS, PLLC as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2010. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Imaging3 and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of M&K CPAS, PLLC are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

         Our prior accounting firm, Kabani & Company, Inc., Certified Public Accountants ("KC"), was dismissed in April 2009 after it completed the audit of our financial statements for the fiscal year ending December 31, 2008. KC's report on our financial statements for our past two fiscal years ending December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, other than the "going concern" qualifications. The decision to change accountants was recommended by the Company's Audit Committee. During the past two fiscal years the Company did not have any disagreements with KC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KC, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. The Company did not have any disagreements with KC with respect to accounting principles, financial statement disclosure, or auditing scope or procedure, nor were there any "reportable events" during that time period. The Company reported the change of accountants on its Report on Form 8-K, dated April 13, 2009, and has provided KC and M&K CPAS, PLLC with a copy of this disclosure in this Proxy Statement.

REQUIRED VOTE

         Ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2010 requires the affirmative "FOR" vote of a majority of the Votes Cast on the proposal. Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of M&K CPAS, PLLC.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

                                    * * * * *

               BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

         We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. We have adopted a code of business conduct and ethics for directors, officers (including our principal executive officer and principal financial officer) and employees, known as the Imaging3 Code of Conduct. The Imaging3 Code of Conduct is available at: http://www.imaging3.com. Imaging3 will post on this web site any amendments to the Imaging3 Code of Conduct or waivers of the Imaging3 Code of Conduct for directors and executive officers.

         Stockholders may request free printed copies of the Imaging3 Code of Conduct from:

                               Investor Relations
                                  Imaging3 Inc.
                             3200 W. Valhalla Drive
                            Burbank, California 91505

         Our Board of Directors held a total of five meetings during our fiscal year ended December 31, 2009. Each director attended all of the fiscal year 2010 meetings of our Board of Directors and each committee on which he served. We have no formal policy regarding attendance by our directors at Board meetings, although we encourage attendance and most of our directors have historically attended the meetings. Our executive officers are elected annually by our Board of Directors and serve at the discretion of the Board of Directors. Our directors hold office until the expiration of their respective terms or until their successors have been duly elected and qualified.

BOARD OF DIRECTORS INDEPENDENCE

         The Board of Directors has determined that none of the director nominees standing for election is an "independent director" as defined in Rule 4200 of Financial Industry Regulatory Authority's ("FINRA") listing standards. In determining the independence of our directors, the Board of Directors has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the Securities and Exchange Commission (the "SEC") and FINRA rules. In making the determination of the independence of our directors, the Board of Directors considered all transactions in which Imaging3 and any director had any interest, including those discussed under "Certain Relationships and Related Transactions" below, and transactions involving payments made by Imaging3 to companies in the ordinary course of business where the candidate serves on the board of directors or as a member of the executive management of the other company.

BOARD LEADERSHIP STRUCTURE AND COMMITTEE COMPOSITION

         Mr. Dean Janes serves as both our Chairman of the Board and Chief Executive Officer. At this time, the Board of Directors believes that Mr. Janes' dual role serves the best interests of the Company and our stockholders. As Chairman of the Board, Mr. Jane consults with the chairpersons of the committees of the Board of Directors and establishes the agenda for each meeting of the Board of the Directors. As our founder and our Chairman of the Board and Chief Executive Officer since inception, Mr. Jane is uniquely suited to lead our Board of Directors and to ensure that critical business issues are brought before the Board of Directors. We believe that Mr. Janes' guidance enables the Board of Directors to efficiently and effectively develop and implement business strategies and oversee our risk management efforts.

         The Board of Directors appreciates that the advantages gained by having a single Chairman of the Board and Chief Executive Officer must be viewed in light of potential independence concerns. The Board of Directors believes that we have adequate safeguards in place to address those concerns. The Board of Directors meets regularly, and each director is an equal participant in each discussion made by the full Board of Directors.

         Each of our directors is involved in our management. As necessary or appropriate, the Board of Directors and its committees may also retain outside legal, financial or other advisors.

         The Board of Directors has appointed an Audit Committee. As of November 1, 2010, the sole member of the Audit Committee is Xavier Aguilera, who may not be considered to be independent as defined in Rule 4200 of the National Association of Securities Dealers' listing standards. The Board of Directors has adopted a written charter of the Audit Committee. The Audit Committee is authorized by the Board of Directors to review, with the Company's independent accountants, the annual financial statements of the Company prior to publication, and to review the work of, and approve non-audit services performed by, such independent accountants. The Audit Committee will make annual recommendations to the Board for the appointment of independent public accountants for the ensuing year. The Audit Committee will also review the effectiveness of the financial and accounting functions and the organization, operations and management of the Company. The Audit Committee was formed on August 31, 2003. The Audit Committee held one meeting during fiscal year ended December 31, 2009.

         The Company established a Compensation Committee on August 31, 2003, which consists of one director, Dean Janes. The Compensation Committee is responsible for reviewing general policy matters relating to compensation and benefits of directors and officers, determining the total compensation of our officers and directors. The Board of Directors does not have a nominating committee. Therefore, the selection of persons or election to the Board of Directors was neither independently made nor negotiated at arm's length.

BOARD ROLE IN RISK OVERSIGHT

         The Board of Directors carries out its role in the oversight of risk both directly and through committees. The Board of Directors' direct role includes the consideration of risk in the strategic and operating plans that are presented to it by management. The various committees established by the Board of Directors carry out the Board of Directors' oversight of risk as follows:

         o The Audit Committee oversees the integrity of the Company's financial reporting process and internal control environment, legal and regulatory compliance, qualifications of our independent registered public accounting firm, performance of our internal audit function, financial and disclosure controls, adherence to the Company's Code of Business Conduct and Code of Ethics, and makes determinations regarding significant transactions with related parties.

         o The Compensation Committee determines the compensation of our executive officers and directors, administers benefit plans and policies with respect to our executive officers and considers whether any of those plans or policies create risks that are likely to have a material adverse effect on the Company.

         At this time all of our committees lack independence because all directors are also executive officers, in part because of the small size of our Board. The Company intends to try to expand the Board of Directors and its committees in the future by appointing and nominating for election new independent members to fill the four vacancies that currently exist on the Board of Directors. While our Board of Directors oversees our management of risk as outlined above, management is responsible for identifying and managing risks.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

         The Board of Directors has not yet established a Nominating and Corporate Governance Committee. The current small size of the Board has not yet made the formation of those committees feasible. Accordingly, the Board of Directors reviews the skills and characteristics required of Board members. The two current members of the Board of Directors, Mr. Dean Janes and Mr. Xavier Aguilera, are both involved in the nomination consideration process. The Board will consider a candidate's independence, as well as the perceived needs of the Board and the candidate's background, skills, business experience and expected contributions. At a minimum, members of the Board must possess the highest professional ethics, integrity and values, and be committed to representing the long-term interests of our shareholders. The Company does not have a particular policy regarding considering potential candidates for nomination for election as directors that may be suggested by our shareholders. We believe that we would give them the same consideration as other candidates.

         They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. The Board may also take into account the benefits of diverse viewpoints, as well as the benefits of constructive working relationships among directors. The Board considers diverse viewpoints based on the diversity of the career experiences among potential candidates, diversity of their respective expertise, diversity of their respective educational backgrounds, and the diversity of their respective charitable, cultural and social interests as those interests may pertain to the advice they render and the network of relationships they bring for the benefit of the Company. The success of the nomination process, and in particular its achieving diversity, is evaluated by the whole Board based on whether its members fulfill the Company's needs for advice, expertise, guidance and relationships, or whether and to what extent the Company must hire outside professionals to fulfill those needs.

         The Board of Directors also reviews and determines whether existing members of the Board should stand for re-election, taking into consideration matters relating to the number of terms served by individual directors and the changing needs of the Board. We do not have a limit on the number of terms an individual may serve as a director on our Board.

         The Board of Directors utilizes a variety of methods for identifying and evaluating nominees for director. The Board regularly assesses the appropriate composition, size and independence of the Board, and whether any vacancies are expected due to change in employment or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board considers various potential candidates for director. Candidates are evaluated at regular or special meetings of the Board of Directors, and may be considered at any point during the year. The Board will consider shareholder recommendations for candidates for the Board that are properly submitted in the same manner it considers nominees from other sources. In evaluating such recommendations, the Board will use the qualifications standards described above and will seek to achieve a balance of knowledge, experience and capability on the Board.

         In the future the Company will seek to add new independent directors to its Board of Directors by appointing or nominating them for election to fill vacancies that now exist on the Board. When making determinations regarding independence, the Board of Directors will periodically evaluate the independence of each member and prospective member of the Board of Directors. The Board of Directors will analyze whether a director or candidate is independent by evaluating, among other factors, the following:

         1. whether the person, or any of such person's family members, has accepted any compensation from us in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than (i) as compensation for Board or Board committee service,
                  (ii) compensation paid to a family member who is employed by us other than as an executive officer, or (iii) benefits under a tax-qualified retirement plan or non-discretionary compensation;

         2. whether the person has any material relationship with us, either directly, or as a partner, stockholder or officer of an organization with which we have a relationship;

         3.       whether the person is our  current  employee or was one of our
                  employees   within   three   years   preceding   the  date  of
                  determination;

         4. whether the person is, or in the three years preceding the date of determination has been, affiliated with or employed by
                  (i) a present internal or external auditor of ours or any affiliate of such auditor or (ii) any former internal or external auditor of ours or any affiliate of such auditor, which performed services for us within three years preceding the date of determination;

         5. whether the person is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which one of our executive officers serves on the compensation committee of another company that concurrently employs the director as an executive officer;

         6. whether the person receives any compensation from us, other than fees or compensation for service as a member of the Board of Directors and any of its committees, including reimbursement for reasonable expenses incurred in connection with such service, and for reasonable educational expenses associated with Board of Directors or committee membership matters;

         7. whether an immediate family member of the person is one of our current executive officers or was an executive officer within three years preceding the date of determination;

         8. whether an immediate family member of the person is, or in the three years preceding the date of determination has been, affiliated with or employed in a professional capacity by (i) a present internal or external auditor of ours or any of our affiliates or (ii) any of our former internal or external auditors or any affiliate of ours which performed services for us within three years preceding the date of determination; and

         9. whether an immediate family member of the person is or in the three years preceding the date of determination has been part of an interlocking directorate in which one of our executive officers serves on the compensation committee of another company that concurrently employs the immediate family member of the member of the Board of Directors as an executive officer.

         The above list is not exhaustive and the Board of Directors considers all other factors which could assist it in its determination that a person has no material relationship with us that could compromise that person's independence.

RISK CONSIDERATIONS IN OUR COMPENSATION PROGRAMS

         We have reviewed our compensation structures and policies as they pertain to risk and have determined that our compensation programs do not create or encourage the taking of risks that are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the Board examined all of its compensation arrangements and the authority and autonomy of its employees and consultants who receive the compensation. The Board assesses whether the compensation arrangement is excessively weighted towards incentives that would encourage an autonomous employee or consultant to endanger the Company. Based on a review of these factors, the small size of the Company, the limited autonomy of its employees and consultants, and the fact that bonuses are discretionary and subject to the approval of the whole Board, the Board has determined that our compensation programs do not encourage the taking of excess risk.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Stockholders may contact the Board of Directors about bona fide issues or questions regarding Imaging3 by sending an email to Dean Janes at djanes@imaging3.com or by writing the Corporate Secretary at the following address:

                                 Imaging3, Inc.
                            Attn: Corporate Secretary
                             3200 W. Valhalla Drive
                            Burbank, California 91505


                               EXECUTIVE OFFICERS

         Executive officers of the Company, and their ages as of November 1, 2010, are as follows:

NAME                  AGE    CURRENT POSITION WITH IMAGING3
--------------------- ------ ---------------------------------------------------
Dean Janes            44     Chairman and  Chief Executive Officer

Xavier Aguilera (1)   61     Executive Vice President,  Chief Financial Officer,
                             Corporate Secretary and Director

Christopher Sohn      49     President and Chief Operating Officer

         See section entitled "Nominees" under Proposal 4, Election of Directors above, for a brief description of the business experience and educational background of Mr. Janes, Mr. Aguilera, and Mr. Sohn.

                             EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

         The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table ("Named Executive Officers"), and executive officers that we may hire in the future. As more fully described below, our Board of Directors (the "Board") makes all decisions for the total direct compensation of our executive officers, including the Named Executive Officers. The Company does not have a Compensation Committee, so all decisions with respect to management compensation are made by the whole Board.

COMPENSATION PROGRAM OBJECTIVES AND REWARDS

         Our compensation philosophy is based on the premise of attracting, retaining and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, and each executive's total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and, once we grow more and increase our staff, incentive compensation. Because of our small size and staff to date, we have not yet adopted a management equity incentive plan, nor have we yet used equity incentives as part of our management compensation policy.

         While we have not hired at the executive level significantly since inception because our business has not grown sufficiently to justify increasing staff, we expect to grow and hire in the future. Our Named Executive Officers have been with the Company for many years and their compensation has basically been static, based primarily on levels the Company can afford to retain them, and their responsibilities and individual contributions. To date, the Company has not applied a formal compensation program to determine the compensation of the Named Executives. In the future, as the Company and its management team expands, the Board expects to add independent members, form a Compensation Committee comprised of independent directors, adopt a management equity incentive plan and apply the compensation philosophy and policies described in this section of the Proxy Statement.

         The primary purpose of the compensation and benefits described below is to attract, retain and motivate highly talented individuals when we do hire, who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts which may be awarded to each Named Executive Officer are subject to the annual review of the Board. The following is a brief description of the key elements of our planned executive compensation structure.

         o Base salary and benefits are designed to attract and retain employees over time.

         o Incentive compensation awards are designed to focus employees on the business objectives for a particular year.

         o Equity incentive awards, such as stock options and nonvested stock, focus executives' efforts on the behaviors within the recipients' control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.

         o        Severance   and  change  in  control  plans  are  designed  to
                  facilitate a company's ability to attract and retain executives as it competes for talented employees in a marketplace where such protections are commonly offered. We currently have not given separation benefits to any of our Name Executive Officers.

BENCHMARKING

         We have not yet adopted benchmarking but may do so in the future. When making compensation decisions, the Board may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. The Board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation as each executive officer's compensation relative to the benchmark varies based on scope of responsibility and time in the position. We have not yet formally established our peer group for this purpose.

THE ELEMENTS OF IMAGING3'S COMPENSATION PROGRAM

BASE SALARY

         Executive officer base salaries are based on job responsibilities and individual contribution. The Board reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. None of our Named Executive Officers have employment agreements with us. Additional factors reviewed by the Board in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2009, all executive officer base salary decisions were approved by the Board.

         The Board determines base salaries for the Named Executive Officers at the beginning of each fiscal year, and the Board proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions. We do not have a 401(k) Plan, but if we adopt one in the future, base salary would be the only element of compensation that would be used in determining the amount of contributions permitted under the 401(k) Plan.

INCENTIVE COMPENSATION AWARDS

         The Named Executives have not been paid bonuses and the Board has not yet established a formal compensation policy for the determination of bonuses. If the Company's revenue grows and bonuses become affordable and justifiable, the Company expects to use the following parameters in justifying and quantifying bonuses for our Named Executive Officers and other officers of the
Company: (1) the growth in our revenue, (2) the growth in our earnings before interest, taxes, depreciation and amortization, as adjusted ("EBITDA"), and (3) our stock price. The Board has not adopted specific performance goals and target bonus amounts for any of its fiscal years, but may do so in the future.

EQUITY INCENTIVE AWARDS

         Our Board has not yet adopted a management equity incentive plan and no stock options or other equity incentive awards have yet been made to any of our Named Executives or other officers or employees of the Company. As stated previously, in the future we plan to adopt a formal management equity incentive plan pursuant to which we plan to grant stock options and make restricted stock awards to members of management, which would not be assignable during the executive's life, except for certain gifts to family members or trusts that benefit family members. These equity incentive awards, we believe, would motivate our employees to work to improve the Company's business and stock price performance, thereby further linking the interests of our senior management and our stockholders. The Board will consider several factors in determining whether awards are granted to an executive officer, including those previously described, as well as the executive's position, his or her performance and responsibilities, and the amount of options or other awards, if any, currently held by the officer and their vesting schedule. Our policy will prohibit backdating options or granting them retroactively.

BENEFITS AND PREREQUISITES

         At this stage of our business we have limited benefits and no prerequisites for our employees other than health insurance and vacation benefits that are generally comparable to those offered by other small private and public companies or as may be required by applicable state employment laws. We do not have a 401(k) Plan or any other retirement plan for our Named Executive Officers. We may adopt these plans and confer other fringe benefits for our executive officers in the future if our business grows sufficiently to enable us to afford them.

SEPARATION AND CHANGE IN CONTROL ARRANGEMENTS

         We do not have any employment agreements with our Named Executive Officers or any other executive officer or employee of the Company. None of them are eligible for specific benefits or payments if their employment or engagement terminates in a separation or if there is a change of control.

EXECUTIVE COMPENSATION

         The following table summarizes compensation paid or accrued by Imaging3 and its subsidiaries for the years ended December 31, 2009 and December 31, 2008 for services rendered in all capacities, by the Chief Executive Officer and the other most highly compensated executive officers during the fiscal years ended December 31, 2009 and December 31, 2008.

                                        SUMMARY COMPENSATION TABLE

---------------------- ------- ---------- -------- --------- ------------- -------------- --------------- -----------
                                                             Non-Equity    Non-Qualified
Name and                                                     Incentive       Deferred
Principal Position                                 Option    Plan          Compensation     All Other
(1)                    Year     Salary     Bonus   Awards    Compensation    Earnings      Compensation     Total
---------------------- ------- ---------- -------- --------- ------------- -------------- --------------- -----------
---------------------------------------------------------------------------------------------------------------------
Dean Janes,            2008   $138,092      0         0          0              0               0         $138,092
Chief Executive        2009   $149,604      0         0          0              0               0         $149,604
Officer

Christopher Sohn,      2008   $115,384      0         0          0              0               0         $115,384
President and Chief    2009   $125,008      0         0          0              0               0         $125,008
Operating Officer

Xavier Aguilera,       2008    $92,000      0         0          0              0               0          $92,000
Chief Financial        2009    $95,000      0         0          0              0               0          $95,000
Officer/Treasurer,
Executive Vice
President, and
Corporate Secretary

Michele Janes,         2008    $46,153      0         0          0              0               0          $46,153
Vice President of      2009    $49,998      0         0          0              0               0          $49,998
Administration

Officers as a Group    2008   $391,629      0         0          0              0               0         $391,629
                       2009   $369,612      0         0          0              0               0         $369,612
-------------------------
(1)      All officers  serve at will without  employment  contracts  except that
         Dean Janes is employed  under a  Consulting  Agreement  under which the
         Company  pays Mr.  Janes  approximately  $12,000 per month until either party terminates the Agreement on 30 days written notice.

EMPLOYMENT AGREEMENTS

         Imaging3 and its subsidiaries have not entered into any employment agreements with their executive officers to date, and do not intend to enter into employment agreements with them at the time. Imaging3 and its subsidiaries may enter into employment agreements with them in the future.

         Dean Janes, the Company's Chief Executive Officer, is engaged pursuant to a consulting agreement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

         None of Imaging3's executive officers received any equity awards during the year ended December 31, 2009.

EMPLOYEE BENEFIT PLANS

         The Company has not yet, but may in the future, establish a management stock option plan pursuant to which stock options may be authorized and granted to the executive officers, directors, employees and key consultants of the Company. In the event the Company establishes the stock option plan, the Company expects to authorize approximately 16,000,000 shares or more for future issuance.

DIRECTOR COMPENSATION

         None of the Company's directors received any compensation for their respective services rendered to the Company as directors during the year ended December 31, 2009.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the names of our executive officers and directors and all persons known by us to beneficially own 5% or more of the issued and outstanding common stock of Imaging3 at November 1, 2010. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or become exercisable within 60 days of November 1, 2010 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage ownership of each beneficial owner is based on 380,377,668 outstanding shares of common stock, which do not include any shares issuable upon the exercise of outstanding warrants (i.e. any of the Warrant Shares). Except as otherwise listed below, the address of each person is c/o Imaging3, Inc., 3200 W. Valhalla Drive, Burbank, California 91505. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.


                                                  NUMBER OF SHARES    PERCENTAGE
NAME, TITLE AND ADDRESS                        BENEFICIALLY OWNED (1)  OWNERSHIP
---------------------------------------------- ---------------------- ----------
Dean Janes
(includes shares owned by wife, Michele Janes)
Chairman and Chief Executive Officer                 59,576,328            15.7%

Christopher Sohn
President and Chief Operating Officer                23,000,000             6.0%

Xavier Aguilera
Director, Chief Financial Officer/Treasurer,
Executive Vice President, and Secretary                 200,000              *

All current Executive Officers as a Group            82,776,328            21.7%
------------------------
* Less than 1%.

(1) Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned. The total number of issued and outstanding shares and the total number of shares owned by each person does not include unexercised warrants and stock options, and is calculated as of November 1, 2010.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Our affiliates who are members of our management voluntarily comply with Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), even though we do not have securities registered under Section 12 of the Exchange Act. Section 16(a) of the Exchange Act requires a registrant's officers and directors, and certain persons who own more than 10% of a registered class of a registrant's equity securities (collectively, "Reporting Persons"), to file reports of ownership and changes in ownership ("Section 16 Reports") with the SEC. Reporting Persons are required by the SEC to furnish the registrant with copies of all Section 16 Reports they file.

         Based solely on its review of the copies of such Section 16 Reports received by it, or written representations received from certain Reporting Persons, all Section 16(a) filing requirements that would be applicable to Imaging3's Reporting Persons (i.e. if Imaging3's securities were registered under Section 12 of the Exchange Act) during and with respect to the fiscal year ended December 31, 2009 have been complied with on a timely basis, except that our Chief Executive Officer, Dean Janes, was late on the filing of one Form 4 covering a total of one transaction. For transactions occurring during the fiscal year ending December 31, 2008, Mr. Janes filed four Forms 4 late covering a total of ten transactions.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         Mr. Janes, the Company, and UBS Financial Services entered into an arrangement pursuant to which Mr. Janes had agreed to invest in the Company, using the proceeds from the sale by Mr. Janes of a portion of his existing shares in the open market. Effective March 23, 2009 and applicable retroactively to February 4, 2008, Mr. Janes modified and terminated his program with Imaging3, Inc. and UBS Financial Services. Under the modification, Mr. Janes will not have the right to purchase any shares of the common stock of the Company from the proceeds of his sales of stock in the open market through UBS Financial Services. Furthermore, effective March 23, 2009, Mr. Janes ceased sales of his common stock in the open market through UBS Financial Services. Mr. Janes sold a total of 7,557,374 shares of his common stock in the Company in the open market through UBS Financial Services from February 4, 2008 to March 23, 2009, resulting in net proceeds to Mr. Janes of approximately $615,885.34. Since February 4, 2008, Mr. Janes has loaned substantially all of those proceeds (i.e. $610,039.35 of the $615,885.34 net proceeds) to the Company without interest, payable to Mr. Janes on demand. Originally, Mr. Janes had the right to convert those advances into shares of the Company's common stock, at an aggregate conversion price approximately equal to the net proceeds from his stock sales, although no such conversions were ever made. Under the modifications, Mr. Janes does not have the right to convert any of the advances into shares of common stock. Instead, Mr. Janes and the Company modified Mr. Janes' demand notes into long-term noninterest bearing loans payable in full by the Company on or before December 31, 2012. On December 15, 2008, the Company prepaid $140,039.35 of the outstanding balance of these promissory notes to Mr. Janes. On November 5, 2009, the Company prepaid $470,000 of the outstanding balance of these promissory notes to Mr. Janes. The Company does not intend to resume or to engage in the future in any other program similar to the one previously conducted with UBS Financial Services.

         As disclosed in its reports on Form 8-K filed with the Securities and Exchange Commission, during the period from January 25, 2008 to March 23, 2009, the Chief Executive Officer of the Company sold a portion of the Company's stock owned by him through UBS Financial Services, Inc., a registered member of FINRA, in the open market in a series of transactions under Rule 144 of the Securities Act of 1933, as amended. The Chief Executive Officer then used the net proceeds of those sales to make loans to the Company. Initially under the program with UBS, the Chief Executive Officer had the right to convert those loans into newly issued shares of the Company's common stock at the same price at which he sold his shares in the open market. The program was modified to provide that those loans were not convertible into shares but rather became long-term noninterest bearing loans to the Company. As a result, no shares of the Company's common stock were issued to the Company's Chief Executive Officer during the UBS program or from any notes issued to him from the program. The Company terminated the program in March 2009 when it realized that the program with UBS could be deemed to be the indirect sale of securities by the Company itself without registration in violation of the Securities Act of 1933, as amended, even though there was compliance with the conditions of Rule 144, and even after the program was modified to eliminate the convertibility of the loans made by the Chief Executive Officer to the Company. While the Company disagrees with this interpretation of the UBS program, it recognizes that claims can be made against it for the indirect public sale of securities without registration as required by the Securities Act of 1933, as amended. The Company is subject to the risk that purchasers of securities from the Company's Chief Executive Officer during the program could attempt to seek the rescission of those sales on the basis that the shares sold should have first been registered with the Securities and Exchange Commission. If purchasers were to be successful in making those rescission claims against the Company and its Chief Executive Officer, or if the Securities and Exchange Commission were to seek an enforcement action against the Company for such sales, the Company could experience a material adverse impact on its financial condition and operating results.

         To date, the Company has not been notified of any claim or action nor has it been threatened with one. Management presently believes that the Company will not be subject to private claims or an enforcement action from the Securities and Exchange Commission because (a) it fully disclosed the UBS program in public reports filed with the Securities and Exchange Commission from the program's inception, and modified and then terminated the program promptly upon learning that it could be interpreted to be a plan to evade the registration requirements of the Securities Act of 1933, as amended, (b) it complied with the reporting requirements of Rule 144 of the Securities Act of 1933, as amended, and, other than late filings for certain transactions (see above, "Security Ownership of Certain Beneficial Owners and Management - Section 16(a) Beneficial Ownership Reporting Compliance"), Section 16 of the Securities Exchange Act of 1934, as amended, and (c) the Company's stock price has appreciated substantially since the Chief Executive Officer sold his shares. Furthermore, the Company and its Chief Executive Officer would vigorously resist such claims on the basis that there was full compliance with Rule 144 during the UBS program and that the program was modified so that no new shares of the Company's common stock were ever issued to replace the shares sold by its Chief Executive Officer. There is no assurance that the Company or its Chief Executive Officer would prevail in such a defense, should it ever become necessary.

         Mr. Janes is employed pursuant to a consulting agreement for $12,000 per month plus expenses. The Agreement is terminable by either party on 30 days written notice. The Company owes Mr. Janes $50,766 under the consulting agreement for the year ended December 31, 2009. On April 13, 2010, the Company issued a noninterest bearing promissory note to Mr. Janes in the amount of $66,500, payable on demand, for monies loaned by him to the Company. On June 28, 2010, Mr. Janes loaned another $100,000 to the Company pursuant to a noninterest bearing promissory note payable on demand.


                            AUDIT AND NON-AUDIT FEES

         Kabani & Company, Inc., Certified Public Accountants ("KC") was the Company's principal auditing accountant firm for the fiscal year ended December 31, 2008. KC has also provided other non-audit services to the Company. The Audit Committee approved the engagement of KC before KC rendered audit and non-audit services to the Company.

         M&K CPAS, PLLC ("MK") was the Company's principal auditing accountant firm for the fiscal year ended December 31, 2009. MK did not provide non-audit services to the Company during its fiscal year ending December 31, 2009. The Audit Committee approved the engagement of MK before MK rendered audit services to the Company.

         Each year the independent auditor's retention to audit our financial statements, including the associated fee, is approved by the Board before the filing of the previous year's Annual Report on Form 10-K.

KC AND MK FEES
                                                     2008        2009
                                                ------------------------

        Audit Fees(1)                                $39,500    $29,000
        Audit Related Fees                               -0-        -0-
        Tax Fees(2)
        All Other Fees                                 1,350        -0-
                                                ------------------------
                                                     $40,850    $29,000
                                                ========================

-------------------------
(1) Audit Fees consist of fees for the audit of our financial statements and review of the financial statements included in our quarterly reports. An amount equal to $39,500 was paid to Kabani and Associates for year ending December 31, 2008 and $29,000 was paid to M&K CPAS, PLLC during the year ending December 31, 2009.

(2) Tax fees consist of fees for the preparation of original federal and state income tax returns and fees for miscellaneous tax consulting services.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

         The Audit Committee's policy is to pre-approve, typically at the beginning of our fiscal year, all audit and non-audit services, other than de minimis non-audit services, to be provided by an independent registered public accounting firm. These services may include, among others, audit services, audit-related services, tax services and other services and such services are generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the full Board regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. As part of the Board's review, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management. At Audit Committee meetings throughout the year, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

         The Audit Committee has considered the provision of non-audit services provided by our independent registered public accounting firm to be compatible with maintaining their independence. The Audit Committee will continue to approve all audit and permissible non-audit services provided by our independent registered public accounting firm.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Company's Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2009 with senior management. The Audit Committee has reviewed and discussed with management the Company's audited financial statements. The Audit Committee has also discussed with M&K CPAS, PLLC, Certified Public Accountants ("MK"), the Company's independent auditors for the year ended December 31, 2008, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communication with Audit Committees) and received the written disclosures and the letter from KC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees). The Audit Committee has discussed with MK the independence of MK as auditors of the Company. Finally, the Audit Committee has considered whether the independent auditors' provision
of  non-audit   services  to  the  Company  is  compatible  with  the  auditors'
independence. Based on the foregoing, the Company's Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the United States Securities and Exchange Commission ("SEC"). The Audit Committee also approved MK's engagement to prepare the Company's consolidated tax returns for its fiscal year ending December 31, 2009. The Company's Audit Committee did not submit a formal report regarding its findings.

                                 AUDIT COMMITTEE

                                 XAVIER AGUILERA


                           INCORPORATION BY REFERENCE

      In our filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the "Audit Committee Report" specifically is not incorporated by reference into any other filings with the SEC.

      This proxy statement is sent to you as part of the proxy materials for the 2011 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of our common stock.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters that will be presented for consideration at the 2011 Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

      No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy, in any jurisdiction, from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

                                  By Order of the Board of Directors


                                  Dean Janes
                                  Chief Executive Officer

December 10, 2010

         In some cases, only one Annual Report or Proxy Statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will furnish, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 or Proxy Statement, to each stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to: Corporate Secretary, Imaging3, Inc., 3200 W. Valhalla Drive, Burbank, California 91505 or by telephone at (818) 260-0930. Additionally, any stockholders who are presently sharing an address and receiving multiple copies of the Annual Report or Proxy Statement and who would rather receive a single copy of these materials in the future may instruct the Company by directing their request in the same manner.

                                    EXHIBIT A
                    AMENDMENT TO CERTIFICATE OF INCORPORATION

                                  AMENDMENT TO

                            ARTICLES OF INCORPORATION

                                       OF

                                 IMAGING3, INC.


         The undersigned, Dean Janes and Xavier Aguilera, hereby certify that:

         1. They are the Chief Executive Officer and Secretary, respectively, of Imaging3, Inc., a California corporation (the "Corporation").

         2. The Articles of Incorporation of the Corporation are hereby amended as follows:

         Article IV is hereby amended and restated to read as follows:

         IV.:The Corporation is authorized to issue two classes of shares. One class of shares shall be designated as common stock, par value $0.001 per share, and the total number of common shares which this Corporation is authorized to issue is 750,000,000. The other class of shares shall be designated as preferred stock, par value $0.001 per share, and the total number of preferred shares which this Corporation is authorized to issue is 1,000,000. The preferred stock authorized by these Articles of Incorporation shall be issued in series. The Board of Directors of this Corporation is authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series, to determine the designation and par value of any series, and to fix the number of shares of any series.

         3. The foregoing Amendment to Articles of Incorporation has been duly approved by the Board of Directors.

         4. The foregoing Amendment to the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the Corporation entitled to vote was 380,377,668 shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%).

         The undersigned further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of their own knowledge.


         Dated: January 20, 2011



                                     -----------------------------------
                                     Dean Janes, Chief Executive Officer


                                     -----------------------------------
                                     Xavier Aguilera, Secretary

                                    EXHIBIT B
                               AMENDMENT TO BYLAWS

                                  AMENDMENT TO
                                     BYLAWS
                                       OF
                                 IMAGING3, INC.
                            A CALIFORNIA CORPORATION

The  following  provision  of the Bylaws of Imaging3,  Inc.  adopted on or about
January  20,  2011  (the   "Bylaws")  is  hereby   amended  and  restated   (the
"Amendment"):

Article III, Section 2 of the Company's Bylaws is hereby amended and restated in its entirety as follows: "Number. The Corporation shall have no fewer than five
(5) nor more than nine (9) directors. Initially the exact number of directors will be seven (7). The exact number of directors will be determined from time to time by resolution adopted by approval of the outstanding shares or by the affirmative vote of a majority of the Whole Board of Directors. Notwithstanding the foregoing, before the issuance of any shares and so long as the Corporation has only one shareholder, the number of directors may be one or two, and so long as the Corporation has two shareholders, the number may be two. As used in these Bylaws, the term "Whole Board" means the number of directors that the Corporation would have if there were no vacancies. After the issuance of shares, a bylaw specifying the changing of the maximum or minimum number of directors or changing from a variable to a fixed board or vice versa may be adopted only by approval of the outstanding shares. No reduction of the authorized number of directors shall have the effect of removing any director before the expiration of his term of office."

The Bylaws shall remain in effect as modified by this Amendment to the Bylaws (the "Amendment") except to the extent that the Bylaws contradict the Amendment, in which case this Amendment shall govern.

THIS IS TO CERTIFY:

That I am the duly elected, qualified and acting Secretary of Imaging3, Inc., a California corporation (the "Company"), and that the foregoing Amendment to the Bylaws was validly adopted on January 20, 2011 by written consent of the shareholders entitled to vote a majority of the outstanding capital stock of the Company.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January 2011.


                                        ------------------------------------
                                        Xavier Aguilera, Secretary

                                     BALLOT
--------------------------------------------------------------------------------

                                 IMAGING3, INC.
                             3200 W. VALHALLA DRIVE
                            BURBANK, CALIFORNIA 91505
                                 (818) 260-0930


           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, January 20, 2011

             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

                   WE ARE ASKING YOU FOR A PROXY, AND YOU ARE
                          REQUESTED TO SEND US A PROXY.

         The undersigned hereby appoints Dean Janes, Chief Executive proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Imaging, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on January 20, 2011, at 10:00 a.m., Pacific Time, at 3200 W. Valhalla Drive, Burbank, California, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To increase the number of authorized shares of common stock from 500,000,000, par value $0.001 per share, to 750,000,000, par value
         $0.001 per share. (Amendment to Articles of Incorporation)

         [_] FOR                    [_] AGAINST                      [_] ABSTAIN

2. To authorize 1,000,000 shares of preferred stock, par value $0.001 per share. (Amendment to Articles of Incorporation)

         [_] FOR                    [_] AGAINST                      [_] ABSTAIN

3. To increase the size of the Company's Board of Directors from two (2) to a range of five (5) to nine (9) with the exact number of directors to be seven (7). (Amendment to Bylaws)

         [_] FOR                    [_] AGAINST                      [_] ABSTAIN

4.       To elect a Board of up to three (3)  directors to hold office until the
         next  annual  meeting  of  stockholders   or  until  their   respective
         successors have been elected and qualified:

         Nominees: Dean Janes, Xavier Aguilera, and Christopher Sohn

            [_]  FOR: nominees listed above (except as marked to the
                      contrary below).

            [_]  WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

5. To ratify the appointment of M&K CPAS, PLLC as independent accountants for the fiscal year ending December 31, 2010:

         [_] FOR                    [_] AGAINST                      [_] ABSTAIN

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Number of shares owned ________________ and voted hereby.

Name & Address of Shareholder


-----------------------------


-----------------------------
(VOID WITHOUT INFO)



                            -----------------------------------------
                            Signature of Stockholder



                            -----------------------------------------
                            Signature if held jointly

                            Dated:                          , 20
                                  --------------------------    -----

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.